Exhibit 10.14

AMENDED AND RESTATED INTERCREDITOR AGREEMENT
Intercreditor Agreement (this “Agreement”), dated as of February 2, 2012, among JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, with its successors and assigns, the “Initial First Lien Senior Priority Representative”) for the First Lien Senior Priority Secured Parties under the Existing Credit Agreement (as each term is defined below), The Bank of New York Mellon Trust Company, N.A., as Collateral Agent (in such capacity, with its successors and assigns, the “Initial First Lien Junior Priority Representative”) for the First Lien Junior Priority Secured Parties under the Initial First Lien Junior Priority Indenture (as each term is defined below), The Bank of New York Mellon Trust Company, N.A., as Collateral Agent (in such capacity, with its successors and assigns, the “Initial Additional First Lien Senior Priority Representative”) for the First Lien Senior Priority Secured Parties under the Additional First Lien Senior Priority Indenture (as each term is defined below), The Bank of New York Mellon Trust Company, N.A., as Collateral Agent (in such capacity, with its successors and assigns, the “Initial Additional First Lien Junior Priority Representative”) for the First Lien Junior Priority Secured Parties under the Additional First Lien Junior Priority Indenture (as each term is defined below), Realogy Corporation (the “Borrower”) and each of the other Loan Parties (as defined below) party hereto.
WHEREAS, the Borrower, Domus Intermediate Holdings Corp. (“Holdings”), the First Lien Senior Priority Representative and certain financial institutions and other entities are parties to the Credit Agreement dated as of April 10, 2007, as amended or modified by the Incremental Assumption Agreement dated as of September 28, 2009, as amended, modified and supplemented from time to time (the “Second Lien Incremental Assumption Agreement”), as further amended by the First Amendment, dated as of February 3, 2011 (the “First Amendment”), and as further amended, modified and supplemented from time to time (the “Existing Credit Agreement”; capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings assigned thereto in the Existing Credit Agreement), pursuant to which such financial institutions and other entities have made and have agreed to make loans and extend other financial accommodations to the Borrower; and
WHEREAS, the Borrower, Holdings, Domus Holdings Corp., the other Loan Parties thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, are parties to that certain Indenture dated as February 3, 2011, as amended, modified and supplemented from time to time (the “Initial First Lien Junior Priority Indenture”) governing the $700,000,000 of 7.875% Senior Secured Notes due February 15, 2019 (the “Initial First Lien Junior Priority Notes”); and
WHEREAS, the Borrower and the other Loan Parties have granted to the Initial First Lien Senior Priority Representative security interests in the Common Collateral as security for payment and performance of the First Lien Senior Priority Obligations under the Existing Credit Agreement; and
WHEREAS, the Borrower and the other Loan Parties have granted to the Initial First Lien Junior Priority Representative security interests in the Common Collateral junior to the security interests granted to the Initial First Lien Senior Priority Representative as security for payment and performance of the First Lien Junior Priority Obligations under the Initial First Lien Junior Priority Indenture; and
WHEREAS, the Initial First Priority Senior Representative, the Initial First Lien Junior Priority, the Borrower and each of the other Loan Parties entered into the Intercreditor Agreement, dated as of February 3, 2011 (the “Original Intercreditor Agreement”) for the purpose of setting forth the relative priority of the liens created on the Common Collateral in connection with the Existing Credit Agreement and the Initial First Lien Junior Priority Indenture; and
WHEREAS, the Borrower, Holdings, Domus Holdings Corp., the other Loan Parties thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, are parties to that certain Indenture dated the date hereof, as amended, modified and supplemented from time to time (the “Additional First Lien Senior Priority Indenture”) governing the $593,000,000 of 7.625% Senior Secured First Lien Notes due

Exhibit 10.14

January 15, 2020 (the “Additional First Lien Senior Priority Notes”); and
WHEREAS, the Borrower, Holdings, Domus Holdings Corp., the other Loan Parties thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, are parties to that certain Indenture dated the date hereof, as amended, modified and supplemented from time to time (the “Additional First Lien Junior Priority Indenture”) governing the $325,000,000 of 9.000% Senior Secured Notes due January 15, 2020 (the “Additional First Lien Junior Priority Notes”); and
WHEREAS, pursuant to Section 9.3(b) of the Original Intercreditor Agreement, the Initial First Lien Senior Priority Representative has determined that an amendment and restatement of the Original Intercreditor Agreement is necessary to facilitate having the additional indebtedness under the Additional First Lien Senior Priority Indenture, the Additional First Lien Senior Priority Notes, the Additional First Lien Junior Priority Indenture and the Additional First Lien Junior Priority Notes become First Lien Senior Priority Obligations and First Lien Junior Priority Obligations, respectively; and
WHEREAS, it is a condition precedent to the effectiveness of the Additional First Lien Senior Priority Indenture and the Additional First Lien Junior Priority Indenture that the parties hereto shall have executed and delivered this Agreement for the purpose of setting forth the relative priority of the liens created by the First Lien Senior Priority Security Documents and the First Lien Junior Priority Security Documents (as such terms are hereinafter defined) in respect of the exercise of the rights and remedies and priorities in respect of the Common Collateral and the application of proceeds thereof; and
NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which are expressly recognized by all of the parties hereto, the parties agree as follows:
Section 1.Definitions.
1.1    Defined Terms. The following terms, as used herein, have the following meanings:
“Additional First Lien Junior Priority Agreement” means any agreement permitted to be designated as such by the First Lien Senior Priority Agreement and the First Lien Junior Priority Agreement, including the Additional First Lien Junior Priority Indenture.
“Additional First Lien Junior Priority Indenture” has the meaning set forth in the seventh WHEREAS clause of this Agreement.
“Additional First Lien Junior Priority Notes” has the meaning set forth in the seventh WHEREAS clause of this Agreement.
“Additional First Lien Senior Priority Agreement” means any agreement permitted to be designated as such by the First Lien Senior Priority Agreement and the First Lien Junior Priority Agreement, including the Additional First Lien Senior Priority Indenture.
“Additional First Lien Senior Priority Indenture” has the meaning set forth in the sixth WHEREAS clause of this Agreement.
“Additional First Lien Senior Priority Notes” has the meaning set forth in the sixth WHEREAS clause of this Agreement.
“Agreement” has the meaning set forth in the introductory paragraph hereof.
“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.
“Borrower” has the meaning set forth in the introductory paragraph hereof.

Exhibit 10.14

“Cash Management Obligations” means, with respect to any Loan Party or any other Subsidiary of the Borrower, any obligations of such Loan Party or Subsidiary owed to any First Lien Senior Priority Secured Party (or any of its affiliates) in respect of overdrafts and related liabilities or arising from treasury, depositary or other cash management services and facilities (including, but not limited to, intraday, ACH and purchasing card/T&E services) or arising from any automated-clearing-house transfers of funds or from other transactions or arrangements referred to in Section 6.01(w) of the Existing Credit Agreement.
“Common Collateral” means all assets that are both First Lien Senior Priority Collateral and First Lien Junior Priority Collateral.
“Comparable First Lien Junior Priority Security Document” means, in relation to any Common Collateral subject to any First Lien Senior Priority Security Document, the applicable First Lien Junior Priority Security Document that creates a security interest in such Common Collateral, granted by the same Loan Party, as applicable.
“Controlling First Lien Senior Priority Representative” means the “Controlling Collateral Agent” as defined in the First Lien Senior Priority Intercreditor Agreement.
“Controlling First Lien Junior Priority Representative” means the First Lien Junior Priority Representative for the First Lien Junior Priority Obligations that constitutes the largest outstanding principal amount of any then outstanding series of First Lien Junior Priority Obligations.
“DIP Financing” has the meaning set forth in Section 5.2.
“Enforcement Action” means, with respect to the First Lien Senior Priority Obligations or the First Lien Junior Priority Obligations, the exercise of any rights and remedies with respect to any Common Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies with respect to the Common Collateral under, as applicable, the First Lien Senior Priority Documents or the First Lien Junior Priority Documents, or applicable law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction or under the Bankruptcy Code.
“Existing Credit Agreement” has the meaning set forth in the first WHEREAS clause of this Agreement.
“First Lien Junior Priority Agreement” means the collective reference to (a) the Initial First Lien Junior Priority Indenture, (b) the Initial First Lien Junior Priority Notes, (c) the Addtiional First Lien Junior Priority Indenture, (d) the Additional First Lien Junior Priority Notes, (e) any Additional First Lien Junior Priority Agreement and (f) any other credit agreement, loan agreement, note agreement, promissory note, indenture, or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, increase, renew, refund, replace (whether upon or after termination or otherwise) or refinance (including by means of sales of debt securities to institutional investors) in whole or in part from time to time (i) the Initial First Lien Junior Priority Notes, (ii) the Additional First Lien Junior Priority Notes or (iii) any indebtedness and other obligations outstanding under (w) the Initial First Lien Junior Priority Indenture that is secured pari passu with the Initial First Lien Junior Priority Notes, (x) the Additional First Lien Junior Priority Indenture that is secured pari passu with the Additional First Lien Junior Priority Notes, (y) any Additional First Lien Junior Priority Agreement or (z) any other agreement or instrument referred to in this clause (f). Any reference to the First Lien Junior Priority Agreement hereunder shall be deemed a reference to any First Lien Junior Priority Agreement then extant.
“First Lien Junior Priority Collateral” means all assets, whether now owned or hereafter acquired

Exhibit 10.14

by the Borrower or any other Loan Party, in which a Lien is granted or purported to be granted to any First Lien Junior Priority Secured Party as security for any First Lien Junior Priority Obligation.
“First Lien Junior Priority Collateral Agreement” means (i) the Collateral Agreement, dated as of February 3, 2011, among Holdings, the Borrower, the other grantors party thereto, and the Initial First Lien Junior Priority Representative, as amended, modified and supplemented from time to time, (ii) the Collateral Agreement, dated as of the date hereof, among Holdings, the Borrower, the other grantors party thereto, and the Additional First Lien Junior Priority Representative, as amended, modified and supplemented from time to time and (iii) any other agreements and documents purporting to grant rights in First Lien Junior Priority Collateral executed and delivered pursuant to any Additional First Lien Junior Priority Agreement.
“First Lien Junior Priority Creditors” means the holders of the Initial First Lien Junior Priority Notes, the holders of the Additional First Lien Junior Priority Notes, any holders of additional First Lien Junior Priority Obligations and any Persons that are otherwise “Secured Parties” (as defined in the First Lien Junior Priority Collateral Agreement) with a First Lien Junior Priority Lien.
“First Lien Junior Priority Documents” means each First Lien Junior Priority Agreement, each First Lien Junior Priority Security Document and each First Lien Junior Priority Guarantee.
“First Lien Junior Priority Guarantee” means any guarantee by any Loan Party of any or all of the First Lien Junior Priority Obligations.
“First Lien Junior Priority Lien” means any Lien created by the First Lien Junior Priority Security Documents.
“First Lien Junior Priority Obligations” means (a) with respect to the Initial First Lien Junior Priority Indenture and Initial First Lien Junior Priority Notes, all “Secured Obligations” of each Loan Party as defined in the First Lien Junior Priority Collateral Agreement referred to in clause (i) of the definition thereof, (b) with respect to the Additonal First Lien Junior Priority Indenture and Additional First Lien Junior Priority Notes, all “Secured Obligations” of each Loan Party as defined in the First Lien Junior Priority Collateral Agreement referred to in clause (ii) of the definition thereof and (c) with respect to each other First Lien Junior Priority Agreement, (i) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all indebtedness under the First Lien Junior Priority Agreement, and (ii) all guarantee obligations, fees, expenses (including, without limitation, reasonable fees, expenses and disbursements of agents, professional advisers and counsel) and other amounts payable from time to time pursuant to such First Lien Junior Priority Agreement, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any First Lien Junior Priority Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any First Lien Senior Priority Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Lien Senior Priority Secured Parties and the First Lien Junior Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.
“First Lien Junior Priority Representative” means the Initial First Lien Junior Priority Representative, the Additional First Lien Junior Priority Representative, and any Person identified as a “First Lien Junior Priority Representative” in any First Lien Junior Priority Agreement other than the Initial First Lien Junior Priority Indenture and the Additional First Lien Junior Priority Indenture.
“First Lien Junior Priority Secured Parties” means the First Lien Junior Priority Representatives, the First Lien Junior Priority Creditors and any other holders of the First Lien Junior Priority Obligations.

Exhibit 10.14

“First Lien Junior Priority Security Documents” means the First Lien Junior Priority Collateral Agreement, each of the security agreements executed and delivered pursuant to any First Lien Junior Priority Agreement and the security agreements and other instruments and documents executed and delivered pursuant to the First Lien Junior Priority Collateral Agreement.
“First Lien Senior Priority Agreement” means the collective reference to (a) the Existing Credit Agreement with respect to any Loans (other than the Second Lien Term Loans or any Loans secured on a pari passu with, or on a junior basis to, such Second Lien Term Loans), (b) the Additional First Lien Senior Priority Indenture, (c) the Additional First Lien Senior Priority Notes, (d) any Additional First Lien Senior Priority Agreement and (e) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, increase, renew, refund, replace (whether upon or after termination or otherwise) or refinance (including by means of sales of debt securities to institutional investors) in whole or in part from time to time the indebtedness and other obligations outstanding under the Existing Credit Agreement that are subject to a First Lien Senior Priority Lien, the Additional First Lien Senior Priority Indenture, any Additional First Lien Senior Priority Agreement or any other agreement or instrument referred to in this clause (e) unless such agreement or instrument expressly provides that it is not intended to be and is not a First Lien Senior Priority Agreement hereunder (a “Replacement First Lien Senior Priority Agreement”). Any reference to the First Lien Senior Priority Agreement hereunder shall be deemed a reference to any First Lien Senior Priority Agreement then extant, as amended, modified and supplemented from time to time.
“First Lien Senior Priority Collateral” means all assets, whether now owned or hereafter acquired by the Borrower or any other Loan Party, in which a Lien is granted or purported to be granted to any First Lien Senior Priority Secured Party as security for any First Lien Senior Priority Obligation.
“First Lien Senior Priority Collateral Agreement” means (i) the Guarantee and Collateral Agreement, dated as of April 10, 2007, among Holdings, the Borrower, the grantors party thereto and the First Lien Senior Priority Representative, as amended, modified and supplemented from time to time, (ii) the Collateral Agreement, dated as of the date hereof, among Holdings, the Borrower, the other grantors party thereto, and the Additional First Lien Senior Priority Representative, as amended, modified and supplemented from time to time and (iii) any other agreements and documents purporting to grant a security interest in First Lien Senior Priority Collateral executed and delivered pursuant to any Additional First Lien Senior Priority Agreement..
“First Lien Senior Priority Creditors” means with respect to (i) the Existing Credit Agreement, “Lenders” with respect to the Term B Loans and the Revolving Facility Loans, “Incremental Revolving Facility Lenders” with respect to Loans secured on a pari passu basis with the Term B Loans, “Incremental Term Lenders” with respect to Loans secured on a pari passu basis with the Term B Loans and “Synthetic L/C Lenders”, “Swingline Lender”, “Issuing Bank” and “Administrative Agent” as such terms are defined in the Existing Credit Agreement, (ii) the Additional First Lien Senior Priority Indenture, the holders of the Additional First Lien Senior Priority Notes and (iii) any other First Lien Senior Priority Agreement, any holders of additional First Lien Senior Priority Obligations thereunder and that are otherwise “Secured Parties” (as defined in the First Lien Senior Priority Collateral Agreement) with a First Lien Senior Priority Lien.
“First Lien Senior Priority Documents” means the First Lien Senior Priority Agreement, each First Lien Senior Priority Security Document and each First Lien Senior Priority Guarantee.
“First Lien Senior Priority Guarantee” means any guarantee by any Loan Party of any or all of the First Lien Senior Priority Obligations.
“First Lien Senior Priority Intercreditor Agreement” means the First Lien Priority Intercreditor Agreement, dated the date hereof, among the Borrower, the other Loan Parties, the Initial First Lien

Exhibit 10.14

Senior Priority Representative and the Initial Additional First Lien Senior Priority Representative.
“First Lien Senior Priority Lien” means any Lien created by the First Lien Senior Priority Security Documents.
“First Lien Senior Priority Obligations” means (a) with respect to the Existing Credit Agreement, all “Loan Obligations” of each Loan Party (as defined in the First Lien Senior Priority Collateral Agreement) that are secured by a First Lien Senior Priority Lien and (b) with respect to each other First Lien Senior Priority Agreement, (i) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all loans made or other indebtedness issued or incurred pursuant to the First Lien Senior Priority Agreement, (ii) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Interest) with respect to any letter of credit or similar instruments issued pursuant to the First Lien Senior Priority Agreement, (iii) all Hedging Obligations, (iv) all Cash Management Obligations, (v) all guarantee obligations, fees, expenses and other amounts payable from time to time pursuant to the First Lien Senior Priority Documents and (vi) any obligations of any Loan Party under or in respect of any Replacement First Lien Senior Priority Agreement. To the extent any payment with respect to any First Lien Senior Priority Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any First Lien Junior Priority Secured Party, any receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Lien Senior Priority Secured Parties and the First Lien Junior Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.
“First Lien Senior Priority Obligations Payment Date” means the first date on which (a) the First Lien Senior Priority Obligations (other than those that constitute Unasserted Contingent Obligations) have been paid in full (or cash collateralized or defeased in accordance with the terms of the First Lien Senior Priority Documents), (b) all commitments to extend credit under the First Lien Senior Priority Documents have been terminated, (c) there are no outstanding letters of credit or similar instruments issued under the First Lien Senior Priority Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the First Lien Senior Priority Documents), and (d) the First Lien Senior Priority Representative has delivered a written notice to the First Lien Junior Priority Representative stating that the events described in clauses (a), (b) and (c) have occurred to the satisfaction of the First Lien Senior Priority Secured Parties, which notice shall be delivered by the First Lien Senior Priority Representative promptly after the occurrence of the events described in clauses (a), (b) and (c).
“First Lien Senior Priority Representative” means the Initial First Lien Senior Priority Representative, the Additional First Lien Senior Priority Representative, and any Person identified as a “First Lien Senior Priority Representative” in any First Lien Senior Priority Agreement other than the Existing Credit Agreement and the Additional First Lien Senior Priority Indenture. In the case of any Replacement First Lien Senior Priority Agreement, the First Lien Senior Priority Representative shall be the Person identified as such in such Agreement.
“First Lien Senior Priority Secured Parties” means the First Lien Senior Priority Representatives, the First Lien Senior Priority Creditors and any other holders of the First Lien Senior Priority Obligations.
“First Lien Senior Priority Security Documents” means the First Lien Senior Priority Collateral Agreement, each of the security agreements executed and delivered pursuant to any First Lien Senior Priority Agreement and the security agreements and other instruments and documents executed and delivered pursuant to the First Lien Senior Priority Collateral Agreement or pursuant to Section 5.09 of the Existing Credit Agreement in order to satisfy the Collateral and Guarantee Requirement, and to cause the Collateral and Guarantee Requirement to be and remain satisfied, with respect to the First Lien Senior Priority Creditors.

Exhibit 10.14

“Hedging Obligations” means, with respect to any Loan Party or a Subsidiary of a Loan Party, any obligations of such Loan Party or Subsidiary of a Loan Party owed to any First Lien Senior Priority Creditor (or any of its affiliates) in respect of any commodity, interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreement or other Swap Agreement any option with respect to any such transaction.
“Holdings” has the meaning set forth in the first WHEREAS clause of this Agreement.
“Initial Additional First Lien Junior Priority Representative” has the meaning set forth in the introductory paragraph hereof.
“Initial Additional First Lien Senior Priority Representative” has the meaning set forth in the introductory paragraph hereof.
“Initial First Lien Junior Priority Indenture” has the meaning set forth in the second WHEREAS clause of this Agreement.
“Initial First Lien Junior Priority Notes” has the meaning set forth in the second WHEREAS clause of this Agreement.
“Initial First Lien Junior Priority Representative” has the meaning set forth in the introductory paragraph hereof.
“Initial First Lien Senior Priority Representative” has the meaning set forth in the introductory paragraph hereof.
“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.
“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).
“Loan Party” means the Borrower and each direct or indirect subsidiary, affiliate or shareholder (or equivalent) of the Borrower or any of its affiliates that is now or hereafter becomes a party to any First Lien Senior Priority Document or First Lien Junior Priority Document; provided, however, that any Loan Party which is not organized under the laws of the United States of America or any state thereof or the District of Columbia and is not required to be a party to any First Lien Junior Priority Document shall not be considered a Loan Party hereunder. All references in this Agreement to any Loan Party shall include such Loan Party as a debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding.
“Person” means any individual, partnership, limited liability company, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.
“Post-Petition Interest” means any interest or entitlement to fees or expenses or other charges that accrues after the commencement of any Insolvency Proceeding, whether or not allowed or allowable in any such Insolvency Proceeding.
“Replacement First Lien Senior Priority Agreement” has the meaning set forth in the definition of “First Lien Senior Priority Agreement”.
“Second Lien Incremental Assumption Agreement” has the meaning set forth in the first

Exhibit 10.14

WHEREAS clause of this Agreement.
“Second Lien Term Loans” means the “Second Lien Term Loans” as defined in the Second Lien Incremental Assumption Agreement.
“Secured Parties” means the First Lien Senior Priority Secured Parties and the First Lien Junior Priority Secured Parties.
“Subsidiary” has the meaning set forth in the First Lien Senior Priority Agreement.
“Unasserted Contingent Obligations” shall mean, at any time, First Lien Senior Priority Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (a) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any First Lien Senior Priority Obligation and (b) contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of First Lien Senior Priority Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.
“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.
1.2    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors or permitted assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Sections shall be construed to refer to Sections of this Agreement and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
SECTION 2.    Lien Priorities.
2.1    Subordination of Liens. (i) Any and all Liens now existing or hereafter created or arising in favor of any First Lien Junior Priority Secured Party securing the First Lien Junior Priority Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of the First Lien Senior Priority Secured Parties securing the First Lien Senior Priority Obligations, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any First Lien Junior Priority Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the Uniform Commercial Code, any applicable law or any First Lien Senior Priority Document or First Lien Junior Priority Document or any other circumstance whatsoever and (iii) the fact that any such Liens in favor of any First Lien Senior Priority Secured Party securing any of the First Lien Senior Priority Obligations are (x) subordinated to any Lien securing any obligation of any Loan Party other than the First Lien Junior Priority Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

Exhibit 10.14

(b)    No First Lien Senior Priority Secured Party or First Lien Junior Priority Secured Party shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any security interest in the Common Collateral granted to the other. Notwithstanding any failure by any First Lien Senior Priority Secured Party or First Lien Junior Priority Secured Party to perfect its security interests in the Common Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Common Collateral granted to the First Lien Senior Priority Secured Parties or the First Lien Junior Priority Secured Parties, the priority and rights as between the First Lien Senior Priority Secured Parties and the First Lien Junior Priority Secured Parties with respect to the Common Collateral shall be as set forth herein.
2.2    Nature of First Lien Senior Priority Obligations. Each First Lien Junior Priority Representative on behalf of itself and the other First Lien Junior Priority Secured Parties acknowledges that a portion of the First Lien Senior Priority Obligations represents debt that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the First Lien Senior Priority Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the First Lien Senior Priority Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the First Lien Junior Priority Secured Parties and without affecting the provisions hereof. The lien priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the First Lien Senior Priority Obligations or the First Lien Junior Priority Obligations, or any portion thereof.
2.3    Agreements Regarding Actions to Perfect Liens. (i) Each First Lien Junior Priority Representative on behalf of itself and the other First Lien Junior Priority Secured Parties agrees that UCC-1 financing statements, patent, trademark or copyright filings or other filings or recordings filed or recorded on behalf of such First Lien Junior Priority Representative shall be in form satisfactory to the Controlling First Lien Senior Priority Representative; provided, that, such First Lien Junior Priority Representative shall not be responsible for the filing, form, content or renewal of such UCC financing statements, patent, trademark or copyright filings or other filings or recordings.
(b)    Each First Lien Junior Priority Representative agrees on behalf of itself and the other First Lien Junior Priority Secured Parties that all mortgages, deeds of trust, deeds and similar instruments (collectively, “mortgages”) now or hereafter filed against real property in favor of or for the benefit of such First Lien Junior Priority Representative (or its agent) and the other First Lien Junior Priority Secured Parties shall be in form satisfactory to the Controlling First Lien Senior Priority Representative and shall contain the following notation (or equivalent language reasonably acceptable to the Controlling First Lien Senior Priority Representative): “The lien created by this mortgage on the property described herein is junior and subordinate to the lien on such property created by any mortgage, deed of trust or similar instrument now or hereafter granted to the First Lien Senior Priority Representatives, and their successors and assigns, in such property, in accordance with the provisions of the Intercreditor Agreement dated as of February 2, 2012 among JPMorgan Chase Bank, N.A., as Initial First Lien Senior Priority Representative, The Bank of New York Mellon Trust Company, N.A., as Additional First Lien Senior Priority Representative, The Bank of New York Mellon Trust Company, N.A., as Initial First Lien Junior Priority Representative, The Bank of New York Mellon Trust Company, N.A., as Additional First Lien Junior Priority Representative, Realogy Corporation, as the Borrower, and the other Loan Parties referred to therein, as amended from time to time.”
(c)    Each First Lien Senior Priority Representative hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the Uniform Commercial Code) over Common Collateral pursuant to the First Lien Senior Priority Security Documents, such possession or control is also for the benefit of, and such First Lien Senior Priority

Exhibit 10.14

Representative or such third party holds such possession or control as bailee and agent for, the First Lien Junior Priority Representatives and the other First Lien Junior Priority Secured Parties solely to the extent required to perfect their security interest in such Common Collateral (such bailment and agency for perfection being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the Uniform Commercial Code). Nothing in the preceding sentences shall be construed to impose any duty on such First Lien Senior Priority Representative (or any third party acting on its behalf) with respect to such Common Collateral or provide the First Lien Junior Priority Representatives or any other First Lien Junior Priority Secured Party with any rights with respect to such Common Collateral beyond those specified in this Agreement and the First Lien Junior Priority Security Documents, provided that subsequent to the occurrence of the First Lien Senior Priority Obligations Payment Date, each First Lien Senior Priority Representative shall (i) deliver to the Controlling First Lien Junior Priority Representative, at the Borrower’s sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the First Lien Junior Priority Documents or (ii) direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs, and provided, further, that the provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Lien Senior Priority Secured Parties and the First Lien Junior Priority Secured Parties and shall not impose on the First Lien Senior Priority Secured Parties any obligations in respect of the disposition of any Common Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.
2.4    No New Liens. So long as the First Lien Senior Priority Obligations Payment Date has not occurred, the parties hereto agree that (a) there shall be no Lien, and no Loan Party shall have any right to create any Lien, on any assets of any Loan Party securing any First Lien Junior Priority Obligation if these same assets are not subject to, and do not become subject to, a Lien securing the First Lien Senior Priority Obligations and (b) if any First Lien Junior Priority Secured Party shall acquire or hold any Lien on any assets of any Loan Party securing any First Lien Junior Priority Obligation which assets are not also subject to a First Lien Senior Priority Lien, then the First Lien Junior Priority Representatives, upon demand by any First Lien Senior Priority Representative, will without the need for any further consent of any other First Lien Junior Priority Secured Party, notwithstanding anything to the contrary in any other First Lien Junior Priority Document either (i) release such Lien or (ii) assign it to the First Lien Senior Priority Representatives as security for the First Lien Senior Priority Obligations (in which case the First Lien Junior Priority Representatives may retain a junior lien on such assets subject to the terms hereof). To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First Lien Senior Priority Secured Parties, the First Lien Junior Priority Representatives and the other First Lien Junior Priority Secured Parties agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.4 shall be subject to Section 4.1.
SECTION 3.    Enforcement Rights.
3.1    Exclusive Enforcement. Until the First Lien Senior Priority Obligations Payment Date has occurred, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, the First Lien Senior Priority Secured Parties shall have the sole and exclusive right to take and continue any Enforcement Action with respect to the Common Collateral, without any consultation with or consent of any First Lien Junior Priority Secured Party, but subject to the proviso set forth in Section 5.1. Upon the occurrence and during the continuance of a default or an event of default under the First Lien Senior Priority Documents, the First Lien Senior Priority Representatives and the other First Lien Senior Priority Secured Parties may take and continue any Enforcement Action with respect to the First Lien Senior Priority Obligations and the Common Collateral in such order and manner as they may determine in their sole discretion.
3.2    Standstill and Waivers. Each First Lien Junior Priority Representative, on behalf of itself

Exhibit 10.14

and the other First Lien Junior Priority Secured Parties, agrees that, until the First Lien Senior Priority Obligations Payment Date has occurred, subject to the proviso set forth in Section 5.1:
(a)    they will not take or cause to be taken any Enforcement Action;
(b)    they will not take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any First Lien Junior Priority Obligation pari passu with or senior to, or to give any First Lien Junior Priority Secured Party any preference or priority relative to, the Liens with respect to the First Lien Senior Priority Obligations or the First Lien Senior Priority Secured Parties with respect to any of the Common Collateral;
(c)    they will not contest, oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Common Collateral by any First Lien Senior Priority Secured Party or any other Enforcement Action taken (or any forbearance from taking any Enforcement Action) by or on behalf of any First Lien Senior Priority Secured Party;
(d)    they have no right to (i) direct either the First Lien Senior Priority Representatives or any other First Lien Senior Priority Secured Party to exercise any right, remedy or power with respect to the Common Collateral or pursuant to the First Lien Senior Priority Security Documents or (ii) consent or object to the exercise by any First Lien Senior Priority Representative or any other First Lien Senior Priority Secured Party of any right, remedy or power with respect to the Common Collateral or pursuant to the First Lien Senior Priority Security Documents or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (d), whether as a junior lien creditor or otherwise, they hereby irrevocably waive such right);
(e)    they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any First Lien Senior Priority Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and no First Lien Senior Priority Secured Party shall be liable for, any action taken or omitted to be taken by any First Lien Senior Priority Secured Party with respect to the Common Collateral or pursuant to the First Lien Senior Priority Documents; and
(f)    they will not seek, and hereby waive any right, to have the Common Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Common Collateral.
3.3    Judgment Creditors. Except as otherwise specifically set forth in Sections 3.1 and 3.2, each First Lien Junior Priority Representative and the First Lien Junior Priority Secured Parties may exercise rights and remedies as unsecured creditors against the Borrower or any other Loan Party in accordance with the terms of the First Lien Junior Priority Documents and applicable law; provided that in the event that any First Lien Junior Priority Secured Party becomes a judgment lien creditor as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Lien Senior Priority Liens and the First Lien Senior Priority Obligations) to the same extent as all other Liens securing the First Lien Junior Priority Obligations are subject to the terms of this Agreement.
3.4    Cooperation. Each First Lien Junior Priority Representative, on behalf of itself and the other First Lien Junior Priority Secured Parties, agrees that each of them shall take such actions, at the sole cost and expense of the Loan Parties, as the Controlling First Lien Senior Priority Representative shall reasonably request in connection with the exercise by the First Lien Senior Priority Secured Parties of their rights set forth herein.
3.5    No Additional Rights For the Loan Parties Hereunder. Except as provided in Section 3.6,

Exhibit 10.14

if any First Lien Senior Priority Secured Party or First Lien Junior Priority Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, no Loan Party shall be entitled to use such violation as a defense to any action by any First Lien Senior Priority Secured Party or First Lien Junior Priority Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any First Lien Senior Priority Secured Party or First Lien Junior Priority Secured Party.
3.6    Actions Upon Breach. (i) If any First Lien Junior Priority Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Loan Party or the Common Collateral, such Loan Party, with the prior written consent of the Controlling First Priority Secured Representative, may interpose as a defense or dilatory plea the making of this Agreement, and any First Lien Senior Priority Secured Party may intervene and interpose such defense or plea in its or their name or in the name of such Loan Party.
(b)    Should any First Lien Junior Priority Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any First Lien Senior Priority Secured Party (in its own name or in the name of the relevant Loan Party) or the relevant Loan Party may obtain relief against such First Lien Junior Priority Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by each First Lien Junior Priority Representative on behalf of each First Lien Junior Priority Secured Party that (i) the First Lien Senior Priority Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each First Lien Junior Priority Secured Party waives any defense that the Loan Parties and/or the First Lien Senior Priority Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages.
SECTION 4.    Application of Proceeds of Common Collateral; Dispositions and Releases of Common Collateral; Inspection and Insurance.
4.1    Application of Proceeds; Turnover Provisions. All proceeds of Common Collateral (including without limitation any interest earned thereon) resulting from the sale, collection or other disposition of Common Collateral in connection with an Enforcement Action, whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows: first to the First Lien Senior Priority Representatives for application to the First Lien Senior Priority Obligations in accordance with the terms of the First Lien Senior Priority Documents, on a pro rata basis based on the aggregate outstanding principal amount of First Lien Senior Priority Obligations under the First Lien Senior Priority Agreements then outstanding, until the First Lien Senior Priority Obligations Payment Date has occurred and thereafter, to the First Lien Junior Priority Representatives for application to the First Lien Junior Priority Obligations in accordance with the terms of the First Lien Junior Priority Documents, on a pro rata basis based on the aggregate outstanding principal amount of First Lien Junior Priority Obligations under the First Lien Junior Priority Agreements then outstanding,. Until the occurrence of the First Lien Senior Priority Obligations Payment Date, any Common Collateral, including without limitation any such Common Collateral constituting proceeds, that may be received by any First Lien Junior Priority Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the Controlling First Lien Senior Priority Representative, for the benefit of the First Lien Senior Priority Secured Parties, in the same form as received, with any necessary endorsements, and each First Lien Junior Priority Secured Party hereby authorizes the Controlling First Lien Senior Priority Representative to make any such endorsements as agent for the First Lien Junior Priority Representative (which authorization, being coupled with an interest, is irrevocable).
4.2    Releases of First Lien Junior Priority Lien. (i) Upon any release, sale or disposition of Common Collateral permitted pursuant to the terms of the First Lien Senior Priority Documents that results in the release of the First Lien Senior Priority Lien on any Common Collateral (excluding any sale

Exhibit 10.14

or other disposition that is expressly prohibited by the First Lien Junior Priority Agreements as in effect on the date hereof unless such sale or disposition is consummated in connection with an Enforcement Action or consummated after the institution of any Insolvency Proceeding), the First Lien Junior Priority Lien on such Common Collateral (excluding any portion of the proceeds of such Common Collateral remaining after the First Lien Senior Priority Obligations Payment Date occurs) shall be automatically and unconditionally released with no further consent or action of any Person.
(b)    Each First Lien Junior Priority Representative shall promptly execute and deliver such release documents and instruments, in form and substance satisfactory to the Controlling First Lien Senior Priority Representative, and shall take such further actions, at the sole cost and expense of the Loan Parties, as the Controlling First Lien Senior Priority Representative shall reasonably request to evidence any release of the First Lien Junior Priority Lien described in paragraph (a). Each First Lien Junior Priority Representative hereby appoints the Controlling First Lien Senior Priority Representative and any officer or duly authorized person of the Controlling First Lien Senior Priority Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of such First Lien Junior Priority Representative and in the name of such First Lien Junior Priority Representative or in such First Lien Senior Priority Representative’s own name, from time to time, in the Controlling First Lien Senior Priority Representative’s sole discretion, for the purposes of carrying out the terms of this Section 4.2, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this Section 4.2, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).
4.3    Inspection Rights and Insurance. (i) Any First Lien Senior Priority Secured Party and its representatives and invitees may at any time inspect, repossess, remove and otherwise deal with the Common Collateral, and the Controlling First Lien Senior Priority Representative may advertise and conduct public auctions or private sales of the Common Collateral, in each case without notice to, the involvement of or interference by any First Lien Junior Priority Secured Party or liability to any First Lien Junior Priority Secured Party.
(b)    Until the First Lien Senior Priority Obligations Payment Date has occurred, the Controlling First Lien Senior Priority Representative will have the sole and exclusive right (i) to be named as additional insured and loss payee under any insurance policies maintained from time to time by any Loan Party (except that each First Lien Junior Priority Representative shall have the right to be named as additional insured and loss payee so long as its junior lien status is identified in a manner satisfactory to the Controlling First Lien Senior Priority Representative); (ii) as among the Secured Parties, to adjust or settle any insurance policy or claim covering the Common Collateral in the event of any loss thereunder and (iii) as among the Secured Parties, to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral.
SECTION 5.    Insolvency Proceedings.
5.1    Filing of Motions. Until the First Lien Senior Priority Obligations Payment Date has occurred, each First Lien Junior Priority Representative agrees on behalf of itself and the other First Lien Junior Priority Secured Parties that no First Lien Junior Priority Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case that (a) violates, or is prohibited by, this Section 5 (or, in the absence of an Insolvency Proceeding, otherwise would violate or be prohibited by this Agreement), (b) asserts any right, benefit or privilege that arises in favor of such First Lien Junior Priority Representative or First Lien Junior Priority Secured Parties, in whole or in part, as a result of their interest in the Common Collateral or in the First Lien Junior Priority Lien (unless the assertion of such right is expressly permitted by this Agreement) or (c) challenges the validity, priority,

Exhibit 10.14

enforceability or voidability of any Liens or claims held by the First Lien Senior Priority Representatives or any other First Lien Senior Priority Secured Party, or the extent to which the First Lien Senior Priority Obligations constitute secured claims under Section 506(a) of the Bankruptcy Code or otherwise; provided that each First Lien Junior Priority Representative may file a proof of claim in an Insolvency Proceeding, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on such First Lien Junior Priority Representative imposed hereby.
5.2    Financing Matters. If any Loan Party becomes subject to any Insolvency Proceeding, and if the Controlling First Lien Senior Priority Representative or the other First Lien Senior Priority Secured Parties desire to consent (or not object) to the use of cash collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Loan Party by any third party (any such financing, “DIP Financing”), then each First Lien Junior Priority Representative agrees, on behalf of itself and the other First Lien Junior Priority Secured Parties, that each First Lien Junior Priority Secured Party (a) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such DIP Financing, (b) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing except as set forth in paragraph 5.4 below, (c) will subordinate (and will be deemed hereunder to have subordinated) the First Lien Junior Priority Liens (i) (x) to such DIP Financing on the same terms as the First Lien Senior Priority Liens are subordinated thereto or (y) if such DIP Financing is secured by Liens which are equally and ratably ranked with the First Lien Senior Priority Liens, to such DIP Financing on the same terms as the First Lien Junior Priority Liens are subordinated to the First Lien Senior Priority Liens (and any such subordination under clause (x) or (y) will not alter in any manner the terms of this Agreement), (ii) to any adequate protection provided to the First Lien Senior Priority Secured Parties and (iii) to any “carve-out” agreed to by the Controlling First Lien Senior Priority Representative or the other First Lien Senior Priority Secured Parties, and (d) agrees that notice received two Business Days prior to the entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice.
5.3    Relief From the Automatic Stay. Each First Lien Junior Priority Representative agrees, on behalf of itself and the other First Lien Junior Priority Secured Parties, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Common Collateral, without the prior written consent of the Controlling First Lien Senior Priority Representative.
5.4    Adequate Protection. Each First Lien Junior Priority Representative, on behalf of itself and the other First Lien Junior Priority Secured Parties, agrees that none of them shall object, contest, or support any other Person objecting to or contesting, (a) any request by any First Lien Senior Priority Representative or the other First Lien Senior Priority Secured Parties for adequate protection or any adequate protection provided to any First Lien Senior Priority Representative or the other First Lien Senior Priority Secured Parties or (b) any objection by any First Lien Senior Priority Representative or any other First Lien Senior Priority Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts to any First Lien Senior Priority Representative or any other First Lien Senior Priority Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise. Notwithstanding anything contained in this Section and in Section 5.2(b) (but subject to all other provisions of this Agreement, including, without limitation, Sections 5.2(a) and 5.3), in any Insolvency Proceeding, (i) if the First Lien Senior Priority Secured Parties (or any subset thereof) are granted adequate protection consisting of additional collateral (with replacement liens on such additional collateral) and superpriority claims in connection with any DIP Financing or use of cash collateral, then in connection with any such DIP Financing or use of cash collateral each First Lien Junior Priority Representative, on behalf of itself and any of the First Lien Junior Priority Secured Parties, may seek or accept adequate protection consisting solely of (x) a replacement Lien on the same additional collateral, subordinated to the Liens securing the First Lien Senior Priority Obligations and such DIP Financing on the same basis as the other Liens securing the First

Exhibit 10.14

Lien Junior Priority Obligations are so subordinated to the First Lien Senior Priority Obligations under this Agreement, (y) superpriority claims junior in all respects to the superpriority claims granted to the First Lien Senior Priority Secured Parties and (z) without prejudice to any right of any First Lien Senior Priority Secured Party to object thereto, the payment of post-petition interest (provided, in the case of this clause (z), that the First Lien Senior Priority Secured Parties have been granted adequate protection in the form of post-petition interest reasonably satisfactory to them), provided, however, that such First Lien Junior Priority Representative shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code, on behalf of itself and the First Lien Junior Priority Secured Parties, in any stipulation and/or order granting such adequate protection, that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims and (ii) in the event any First Lien Junior Priority Representative, on behalf of itself and the First Lien Junior Priority Secured Parties, seeks or accepts adequate protection in accordance with clause (i) above and such adequate protection is granted in the form of additional collateral, then such First Lien Junior Priority Representative, on behalf of itself or any of the First Lien Junior Priority Secured Parties, agrees that the First Lien Senior Priority Representatives shall also be granted a senior Lien on such additional collateral as security for the First Lien Senior Priority Obligations and any such DIP Financing and that any Lien on such additional collateral securing the First Lien Junior Priority Obligations shall be subordinated to the Liens on such collateral securing the First Lien Senior Priority Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the First Lien Senior Priority Secured Parties as adequate protection, with such subordination to be on the same terms that the other Liens securing the First Lien Junior Priority Obligations are subordinated to such First Lien Senior Priority Obligations under this Agreement. Each First Lien Junior Priority Representative, on behalf of itself and the other First Lien Junior Priority Secured Parties, agrees that except as expressly set forth in this Section none of them shall seek or accept adequate protection without the prior written consent of the Controlling First Lien Senior Priority Representative.
5.5    Avoidance Issues. If any First Lien Senior Priority Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Loan Party, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the First Lien Senior Priority Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the First Lien Senior Priority Obligations Payment Date shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Prior to the First Lien Senior Priority Obligations Payment Date (but subject to the first sentence of this Section 5.5), the First Lien Junior Priority Secured Parties agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.
5.6    Asset Dispositions in an Insolvency Proceeding. In an Insolvency Proceeding, no First Lien Junior Priority Representative nor any other First Lien Junior Priority Secured Party shall oppose any sale or disposition of any assets of any Loan Party that is supported by the First Lien Senior Priority Secured Parties, and the First Lien Junior Priority Representatives and each other First Lien Junior Priority Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the First Lien Senior Priority Secured Parties and to have released their Liens on such assets (provided that the First Lien Junior Priority Lien on any proceeds constituting Common Collateral from such sale or disposition remaining after the First Lien Senior Priority

Exhibit 10.14

Obligations Payment Date occurs shall continue).
5.7    Separate Grants of Security and Separate Classification. Each Secured Party acknowledges and agrees that (a) the grants of Liens pursuant to the First Lien Senior Priority Security Documents and the First Lien Junior Priority Security Documents constitute two separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Common Collateral, the First Lien Senior Priority Obligations and the First Lien Junior Priority Obligations are fundamentally different from each other and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Senior Priority Secured Parties and First Lien Junior Priority Secured Parties in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the First Lien Junior Priority Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Loan Parties in respect of the Common Collateral, with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by the First Lien Junior Priority Secured Parties), the First Lien Senior Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest before any distribution is made in respect of the claims held by the First Lien Junior Priority Secured Parties. The First Lien Junior Priority Secured Parties hereby acknowledge and agree to turn over to the First Lien Senior Priority Secured Parties upon written request therefor amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of the preceding sentence, even if such turnover has the effect of reducing the claim or recovery of the First Lien Junior Priority Secured Parties.
5.8    No Waivers of Rights of First Lien Senior Priority Secured Parties. Nothing contained herein shall prohibit or in any way limit the First Lien Senior Priority Representatives or any other First Lien Senior Priority Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any First Lien Junior Priority Secured Party not expressly permitted hereunder, including the seeking by any First Lien Junior Priority Secured Party of adequate protection (except as provided in Section 5.4).
5.9    Other Matters. To the extent that any First Lien Junior Priority Representative or any First Lien Junior Priority Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Common Collateral, such First Lien Junior Priority Representative agrees, on behalf of itself and the other First Lien Junior Priority Secured Parties not to assert any of such rights without the prior written consent of the Controlling First Lien Senior Priority Representative unless expressly permitted to do so hereunder.
5.10    Effectiveness in Insolvency Proceedings. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding.
SECTION 6.    Security Documents.
(a)    Each Loan Party and each First Lien Junior Priority Representative, on behalf of itself and the First Lien Junior Priority Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the First Lien Junior Priority Documents inconsistent with or in violation of this Agreement.
(b)    Each Loan Party and each First Lien Senior Priority Representative, on behalf of itself and the First Lien Senior Priority Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the First Lien Senior Priority Documents inconsistent with or in violation of this Agreement.

Exhibit 10.14

(c)    In the event the Controlling First Lien Senior Priority Representative enters into any amendment, waiver or consent in respect of any of the First Lien Senior Priority Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Senior Priority Security Document or changing in any manner the rights of any parties thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable First Lien Junior Priority Security Document without the consent of or action by any First Lien Junior Priority Secured Party (with all such amendments, waivers and modifications subject to the terms hereof); provided that (other than with respect to amendments, modifications or waivers that secure additional extensions of credit and add additional secured creditors and do not violate the express provisions of the First Lien Junior Priority Agreements), (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any First Lien Junior Priority Security Document, except to the extent that a release of such Lien is permitted by Section 4.2, (ii) any such amendment, waiver or consent that materially and adversely affects the rights of the First Lien Junior Priority Secured Parties (other than the First Lien Junior Priority Representatives) and does not affect the First Lien Senior Priority Secured Parties in a like or similar manner shall not apply to the First Lien Junior Priority Security Documents without the consent of the First Lien Junior Priority Representative, (iii) no such amendment, waiver or consent with respect to any provision applicable to the First Lien Junior Priority Representatives under the First Lien Junior Priority Documents shall be made without the prior written consent of the First Lien Junior Priority Representatives and (iv) notice of such amendment, waiver or consent shall be given to the First Lien Junior Priority Representatives no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof.
SECTION 7.    Reliance; Waivers; etc.
7.1    Reliance. The First Lien Senior Priority Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. Each First Lien Junior Priority Representative, on behalf of itself and the First Lien Junior Priority Secured Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the First Lien Senior Priority Secured Parties. The First Lien Junior Priority Documents are deemed to have been executed and delivered and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. Each First Lien Senior Priority Representative expressly waives all notices of the acceptance of and reliance by the First Lien Junior Priority Representative and the First Lien Junior Priority Secured Parties.
7.2    No Warranties or Liability. Each First Lien Junior Priority Representative and each First Lien Senior Priority Representative acknowledge and agree that none have made any representation or warranty with respect to the execution, validity, legality, completeness, collectibility or enforceability of any First Lien Senior Priority Document or any First Lien Junior Priority Document. Except as otherwise provided in this Agreement, the First Lien Junior Priority Representatives and the First Lien Senior Priority Representatives will be entitled to manage and supervise their respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.
7.3    No Waivers. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Loan Party with the terms and conditions of any of the First Lien Senior Priority Documents or the First Lien Junior Priority Documents.
SECTION 8.    Obligations Unconditional.
8.1    First Lien Senior Priority Obligations Unconditional. All rights and interests of the First Lien Senior Priority Secured Parties hereunder, and all agreements and obligations of the First Lien Junior Priority Secured Parties (and, to the extent applicable, the Loan Parties) hereunder, shall remain in full

Exhibit 10.14

force and effect irrespective of:
(a)    any lack of validity or enforceability of any First Lien Senior Priority Document;
(b)    any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Lien Senior Priority Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any First Lien Senior Priority Document;
(c)    prior to the First Lien Senior Priority Obligations Payment Date, any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the First Lien Senior Priority Obligations or any guarantee or guaranty thereof; or
(d)    any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the First Lien Senior Priority Obligations, or of any of the First Lien Junior Priority Representatives, or any Loan Party, to the extent applicable, in respect of this Agreement.
8.2    First Lien Junior Priority Obligations Unconditional. All rights and interests of the First Lien Junior Priority Secured Parties hereunder, and all agreements and obligations of the First Lien Senior Priority Secured Parties (and, to the extent applicable, the Loan Parties) hereunder, shall remain in full force and effect irrespective of:
(a)    any lack of validity or enforceability of any First Lien Junior Priority Document;
(b)    any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Second Priority Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any First Lien Junior Priority Document;
(c)    any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the First Lien Junior Priority Obligations or any guarantee or guaranty thereof; or
(d)    any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Second Priority Obligations or any First Lien Senior Priority Secured Party in respect of this Agreement.
SECTION 9.    Miscellaneous.
9.1    Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any First Lien Senior Priority Document or any First Lien Junior Priority Document, the provisions of this Agreement shall govern. Notwithstanding the foregoing, the parties hereto acknowledge that the terms of this Agreement are not intended to and shall not, as between the Loan Parties and the Secured Parties, negate, waive or cancel any rights granted to, or create any liability or obligation of, any Loan Party in the First Lien Senior Priority Documents and the First Lien Junior Priority Documents or impose any additional obligations on the Loan Parties (other than as expressly set forth herein).
9.2    Continuing Nature of Provisions. This Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the First Lien Senior Priority Obligation Payment Date shall have occurred. This is a continuing agreement and the First Lien Senior Priority Secured Parties and

Exhibit 10.14

the First Lien Junior Priority Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, Borrower or any other Loan Party on the faith hereof.
9.3    Amendments; Waivers. (i) No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the First Lien Senior Priority Representatives and the First Lien Junior Priority Representatives and, in the case of amendments or modifications of Sections 3.5, 3.6, 5.2, 5.4, 9.3, 9.5 or 9.6, the Loan Parties and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Anything herein to the contrary notwithstanding, no consent of any Loan Party shall be required for amendments, modifications or waivers of any other provisions of this Agreement other than those that (i) directly affect any obligation or right of the Loan Parties hereunder or under the First Lien Senior Priority Documents or the First Lien Junior Priority Documents or that would impose any additional obligations on the Loan Parties or (ii) change the rights of the Loan Parties to refinance the First Lien Senior Priority Obligations or the First Lien Junior Priority Obligations.
(b)    It is understood that the Controlling First Lien Senior Priority Representative, without the consent of any other First Lien Senior Priority Secured Party or First Lien Junior Priority Secured Party, may in its discretion determine that a supplemental agreement (which may take the form of an amendment and restatement of this Agreement) is necessary or appropriate to facilitate having additional indebtedness or other obligations (“Additional Debt”) of any of the Loan Parties become First Lien Senior Priority Obligations or First Lien Junior Priority Obligations, as the case may be, under this Agreement, which supplemental agreement shall specify whether such Additional Debt constitutes First Lien Senior Priority Obligations or First Lien Junior Priority Obligations, provided, that (i) such Additional Debt is permitted to be incurred by the First Lien Senior Priority Agreements and First Lien Junior Priority Agreements then extant, and is permitted by said Agreements to be subject to the provisions of this Agreement as First Lien Senior Priority Obligations or First Lien Junior Priority Obligations, as applicable, (ii) in the case of any Additional Debt that constitutes a First Lien Senior Priority Obligation, all proceeds of the Common Collateral shall be payable to the First Lien Senior Priority Representatives and the representative for any Additional Debt constituting First Lien Senior Priority Obligations (“Additional First Lien Senior Debt”) on a pro rata basis based on the aggregate outstanding principal amount of First Lien Senior Priority Obligations under the Existing Credit Agreement, the Additional First Lien Senior Priority Indenture and Additional First Lien Senior Priority Notes, and under such Additional First Lien Senior Debt and (iii) in the case of any Additional Debt that constitutes a First Lien Junior Priority Obligation, (A) notice of the incurrence thereof is given to the First Lien Senior Priority Representatives and (B) all proceeds of the Common Collateral remaining after the First Lien Senior Priority Obligations Payment Date shall be payable to the First Lien Junior Priority Representatives and the representative for any Additional Debt constituting First Lien Junior Priority Obligations (“Additional First Lien Junior Debt”) on a pro rata basis based on the aggregate outstanding principal amount of First Lien Junior Priority Obligations under the Initial First Lien Junior Priority Indenture and First Lien Junior Priority Notes, the Additional First Lien Junior Priority Indenture and Additional First Lien Junior Priority Notes and under such Additional First Lien Junior Debt. Such a supplemental agreement shall not be required unless the Controlling First Lien Senior Priority Representative notifies the Borrower that it requires a supplemental agreement.
9.4    Information Concerning Financial Condition of the Borrower and the other Loan Parties. Each of the First Lien Junior Priority Secured Parties and the First Lien Senior Priority Secured Parties assumes responsibility for keeping itself informed of the financial condition of the Borrower and each of the other Loan Parties and all other circumstances bearing upon the risk of nonpayment of the First Lien Senior Priority Obligations or the First Lien Junior Priority Obligations. The First Lien Junior Priority Representatives and the First Lien Senior Priority Representatives hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such

Exhibit 10.14

circumstances. In the event any First Lien Junior Priority Representative or any First Lien Senior Priority Representative, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.
9.5    Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.
9.6    Submission to Jurisdiction. (i)  Each First Lien Senior Priority Secured Party, each First Lien Junior Priority Secured Party and each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each such party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each such party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the any First Lien Senior Priority Secured Party or First Lien Junior Priority Secured Party may otherwise have to bring any action or proceeding against any Loan Party or its properties in the courts of any jurisdiction.
(b)    Each First Lien Senior Priority Secured Party, each First Lien Junior Priority Secured Party and each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so (i) any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding.
(c)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.7. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
9.7    Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below each party’s name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. The First Lien Junior Priority Representatives agree to accept and act upon instructions or directions pursuant to this Agreement sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods. The First Lien Junior Priority Representatives shall not be liable for any losses, costs or expenses arising directly or indirectly from the First Lien Junior Priority Representatives’ reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The party providing electronic instructions agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the First Lien Junior Priority Representatives, including without limitation the risk of the First Lien Junior Priority Representatives acting on unauthorized instructions, and the risk or interception and misuse by third parties.
9.8    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit

Exhibit 10.14

of each of the parties hereto and each of the First Lien Senior Priority Secured Parties and First Lien Junior Priority Secured Parties and their respective successors and permitted assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Common Collateral.
9.9    Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
9.10    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
9.11    Other Remedies. For avoidance of doubt, it is understood that nothing in this Agreement shall prevent any First Lien Junior Priority Secured Party from exercising any available remedy to accelerate the maturity of any indebtedness or other obligations owing under the First Lien Junior Priority Agreement or to demand payment under any guarantee in respect thereof, subject to the provisions of this Agreement.
9.12    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by email or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each party hereto.
9.13    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.
9.14    Additional Loan Parties. Each Person that becomes a Loan Party after the date hereof shall become a party to this Agreement upon execution and delivery by such Person of a Supplement in the form of Exhibit I to the First Lien Senior Priority Collateral Agreement. In addition, the Borrower will cause each such Loan Party to execute a joinder to this Agreement in form satisfactory to the First Lien Senior Priority Representative.
9.15    Protection of Initial Additional First Lien Senior Priority Representative, Initial First Lien Junior Priority Representative and Initial Additional First Lien Junior Priority Representative. The parties hereto agree that the Initial Additional First Lien Senior Priority Representative, the Initial First Lien Junior Priority Representative and the Initial Additional First Lien Junior Priority Representatives shall be afforded all of the rights, immunities, indemnities and privileges afforded to the Initial Additional First Lien Senior Priority Representative, the Initial First Lien Junior Priority Representative and the Initial Additional First Lien Junior Priority Representative under the Additional First Lien Senior Priority Indenture, the Initial First Lien Junior Priority Indenture and the Additional First Lien Junior Priority Indenture, respectively, including, but not limited to, those set forth in Article 7 of the each such indenture. For the avoidance of doubt, each First Lien Junior Priority Representative agrees that its claims for indemnities, fees and expenses under and in respect of the Initial First Lien Junior Priority Indenture, the Additional First Lien Junior Priority Indenture and the other First Lien Junior Priority Documents are claims secured under the First Lien Junior Priority Documents and not under the First Lien Senior Priority Documents, and it shall have no claims for indemnities from the First Lien Senior Priority Secured Parties. It is understood and agreed that The Bank of New York Mellon Trust Company,

Exhibit 10.14

N.A. is entering into this Agreement in its capacity as Collateral Agent under the Additional First Lien Senior Priority Indenture, the Initial First Lien Junior Priority Indenture and the Additional First Lien Junior Priority Indenture, and not in its individual capacity and in no event shall The Bank of New York Mellon Trust Company, N.A. incur any liability in connection with this Agreement or be personally liable for or on account of the statements, representations, warranties, covenants or obligations stated to be those of the Initiial Additional First Lien Senior Priority Representative, the Initial First Lien Junior Priority Representative, the Initial Additional First Lien Junior Priority Representative or any First Lien Senior Priority Secured Party or First Lien Junior Priority Secured Party hereunder, all such liability, if any, being expressly waived by the parties hereto and any person claiming by, through or under such party.

Exhibit 10.14

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
JPMORGAN CHASE BANK, N.A., as Initial First Lien Senior Priority Representative for and on behalf of the First Lien Senior Priority Secured Parties under the Existing Credit Agreement
By: /s/ Neil R. Boylan
Name: Neil Boylan
Title: Managing Director

Address for Notices:
JPMorgan Chase Bank, N.A.
AIBLO
111 Fannin Street, 10th Floor
Houston, Texas 77002
Attention: Mamie Harrera
Telecopy No.: 713-750-2218
with a copy to
JPMorgan Chase Bank, N.A.
383 Madison Avenue
New York, NY 10179
Attention: Neil Boylan

Exhibit 10.14

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., in its capacity as Collateral Agent, as Initial First Lien Junior Priority Representative for and on behalf of the First Lien Junior Priority Secured Parties under the Initial First Lien Junior Priority Indenture
By: /s/ Leslie Lockhart
Name: Leslie Lockhart
Title: Senior Associate

Address for Notices:
525 William Penn Place, 38th Floor
Pittsburgh, Pennsylvania 15259

Attention: Corporate Trust Administration
Telecopy No.: (412) 234-7535
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., in its capacity as Collateral Agent, as Initial Additional First Lien Senior Priority Representative for and on behalf of the First Lien Senior Priority Secured Parties under the Additional First Lien Senior Priority Indenture
By: /s/ Leslie Lockhart
Name: Leslie Lockhart
Title: Senior Associate

Address for Notices:
525 William Penn Place, 38th Floor
Pittsburgh, Pennsylvania 15259

Exhibit 10.14
Attention: Corporate Trust Administration
Telecopy No.: (412) 234-7535
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., in its capacity as Collateral Agent, as Initial Additional First Lien Junior Priority Representative for and on behalf of the First Lien Junior Priority Secured Parties under the Additional First Lien Junior Priority Indenture
By: /s/ Leslie Lockhart
Name: Leslie Lockhart
Title: Senior Associate

Address for Notices:
525 William Penn Place, 38th Floor
Pittsburgh, Pennsylvania 15259

Attention: Corporate Trust Administration
Telecopy No.: (412) 234-7535

Exhibit 10.14

REALOGY CORPORATION
By: /s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Chief Financial Officer

Address for Notices:     Realogy Corporation
One Campus Drive
Parsippany, NJ 07054

Attention:         Anthony E. Hull
Telecopy No.:         (973) 407-6204

Exhibit 10.14

DOMUS INTERMEDIATE HOLDINGS CORP.
By: /s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Chief Financial Officer

Address for Notices:     Realogy Corporation
One Campus Drive
Parsippany, NJ 07054

Attention:         Anthony E. Hull
    Telecopy No.:         (973) 407-6204
DOMUS HOLDINGS CORP.
By: /s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Chief Financial Officer

Address for Notices:     Realogy Corporation
One Campus Drive
Parsippany, NJ 07054

Attention:         Anthony E. Hull    Telecopy No.:         (973) 407-6204

Exhibit 10.14

CARTUS CORPORATION
CDRE TM LLC
NRT INSURANCE AGENCY, INC.
REALOGY OPERATIONS LLC
REALOGY SERVICES GROUP LLC
REALOGY SERVICES VENTURE PARTNER LLC
SOTHEBY’S INTERNATIONAL REALTY LICENSEE LLC
WREM, INC.

By: /s/ Anthony E. Hull

Name:	Anthony E. Hull

Title:	Chief Financial Officer

Exhibit 10.14

CARTUS ASSET RECOVERY CORPORATION
CARTUS PARTNER CORPORATION
LAKECREST TITLE, LLC
NRT PHILADELPHIA LLC
REFERRAL NETWORK LLC

By: /s/ Anthony E. Hull

Name:	Anthony E. Hull

Title:	Executive Vice President & Treasurer

Exhibit 10.14

AMERICAN TITLE COMPANY OF HOUSTON
ATCOH HOLDING COMPANY
BURNET TITLE LLC
BURNET TITLE HOLDING LLC
BURROW ESCROW SERVICES, INC.
CORNERSTONE TITLE COMPANY
EQUITY TITLE COMPANY
EQUITY TITLE MESSENGER SERVICE HOLDING LLC
FIRST CALIFORNIA ESCROW CORPORATION
FRANCHISE SETTLEMENT SERVICES LLC
GUARDIAN HOLDING COMPANY
GUARDIAN TITLE AGENCY, LLC
GUARDIAN TITLE COMPANY
GULF SOUTH SETTLEMENT SERVICES, LLC
KEYSTONE CLOSING SERVICES LLC
MARKET STREET SETTLEMENT GROUP LLC
MID-ATLANTIC SETTLEMENT SERVICES LLC
NATIONAL COORDINATION ALLIANCE LLC
NRT SETTLEMENT SERVICES OF MISSOURI LLC
NRT SETTLEMENT SERVICES OF TEXAS LLC
PROCESSING SOLUTIONS LLC
SECURED LAND TRANSFERS LLC
ST. JOE TITLE SERVICES LLC
TAW HOLDING INC.
TEXAS AMERICAN TITLE COMPANY
TITLE RESOURCE GROUP AFFILIATES HOLDINGS LLC
TITLE RESOURCE GROUP HOLDINGS LLC
TITLE RESOURCE GROUP LLC
TITLE RESOURCE GROUP SERVICES LLC
TITLE RESOURCES INCORPORATED
TRG SERVICES, ESCROW, INC.
TRG SETTLEMENT SERVICES, LLP
WAYDAN TITLE, INC.
WEST COAST ESCROW COMPANY

By: /s/ Thomas N. Rispoli

Name:	Thomas N. Rispoli

Title:	Chief Financial Officer

Exhibit 10.14

BETTER HOMES AND GARDENS REAL ESTATE LLC
BETTER HOMES AND GARDENS REAL ESTATE
LICENSEE LLC
CENTURY 21 REAL ESTATE LLC
CGRN, INC.
COLDWELL BANKER LLC
COLDWELL BANKER REAL ESTATE LLC
ERA FRANCHISE SYSTEMS LLC
GLOBAL CLIENT SOLUTIONS LLC
ONCOR INTERNATIONAL LLC
REALOGY FRANCHISE GROUP LLC
REALOGY GLOBAL SERVICES LLC
REALOGY LICENSING LLC
SOTHEBY’S INTERNATIONAL REALTY AFFILIATES LLC
WORLD REAL ESTATE MARKETING LLC

By: /s/ Andrew G. Napurano

Name:	Andrew G. Napurano

Title:	Chief Financial Officer

Exhibit 10.14

ALPHA REFERRAL NETWORK LLC
BURGDORFF LLC
BURNET REALTY LLC
CAREER DEVELOPMENT CENTER, LLC
CB COMMERCIAL NRT PENNSYLVANIA LLC
COLDWELL BANKER COMMERCIAL PACIFIC PROPERTIES LLC
COLDWELL BANKER PACIFIC PROPERTIES LLC
COLDWELL BANKER REAL ESTATE SERVICES LLC
COLDWELL BANKER RESIDENTIAL BROKERAGE COMPANY
COLDWELL BANKER RESIDENTIAL BROKERAGE LLC
COLDWELL BANKER RESIDENTIAL REAL ESTATE LLC
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK, INC.
COLORADO COMMERCIAL, LLC
HOME REFERRAL NETWORK LLC
JACK GAUGHEN LLC
NRT ARIZONA LLC
NRT ARIZONA COMMERCIAL LLC
NRT ARIZONA REFERRAL LLC
NRT COLORADO LLC
NRT COLUMBUS LLC
NRT COMMERCIAL LLC
NRT COMMERCIAL UTAH LLC
NRT DEVELOPMENT ADVISORS LLC
NRT DEVONSHIRE LLC
NRT HAWAII REFERRAL, LLC
NRT LLC
NRT MID-ATLANTIC LLC

By: /s/ Kevin R. Greene	Name: Kevin R. Greene Title: Chief Financial Officer

Exhibit 10.14

NRT MISSOURI LLC
NRT MISSOURI REFERRAL NETWORK LLC
NRT NEW ENGLAND LLC
NRT NEW YORK LLC
NRT NORTHFORK LLC
NRT PITTSBURGH LLC
NRT REFERRAL NETWORK LLC
NRT RELOCATION LLC
NRT REOEXPERTS LLC
NRT SUNSHINE INC.
NRT TEXAS LLC
NRT UTAH LLC
NRT WEST, INC.
REAL ESTATE REFERRAL LLC
REAL ESTATE REFERRALS LLC
REAL ESTATE SERVICES LLC
REFERRAL ASSOCIATES OF NEW ENGLAND LLC
REFERRAL NETWORK, LLC
REFERRAL NETWORK PLUS, INC.
SOTHEBY’S INTERNATIONAL REALTY, INC.
SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY, LLC
THE SUNSHINE GROUP (FLORIDA) LTD. CORP.
THE SUNSHINE GROUP, LTD.
VALLEY OF CALIFORNIA, INC.

By: /s/ Kevin R. Greene
Name:    Kevin R. Greene
Title:    Chief Financial Officer